EXHIBIT 99.1

Audited financial statements of Ilustrato Pictures, Ltd. for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012

Audited FS-1

JAMES STAFFORD
James Stafford, Inc. Chartered Accountants Suite 350 – 1111 Melville Street Vancouver, British Columbia Canada V6E 3V6 Telephone +1 604 669 0711 Facsimile +1 604 669 0754 www.JamesStafford.ca

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd.)

(A Development Stage Company)

We have audited the accompanying balance sheets of Ilustrato Pictures Ltd. (formerly 0919008 B.C. Ltd.) (A Development Stage Company) (the “Company”) as of 30 September 2012 and 30 April 2012 and the related statements of loss and other comprehensive loss, cash flows and changes in stockholders’ deficiency for the five month period ended 30 September 2012 and for the period from the date of inception on 29 August 2011 to 30 April 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 30 September 2012 and 30 April 2012 and the results of its operations and its cash flows for the five month period ended 30 September 2012 and for the period from the date of inception on 29 August 2011 to 30 April 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ James Stafford

Chartered Accountants

Vancouver, Canada

18 October 2012

Audited FS-2

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Balance Sheets

(Expressed in U.S. Dollars)

	As at 30 September 2012	As at 30 April 2012
	$	$
Assets

Current
Cash and cash equivalents	43	4,875

	43	4,875

Liabilities

Current
Accounts payable and accrued liabilities (Note 4)	313,426	194,543
Loans payable (Note 5)	221,919	183,569

	535,345	378,112

Due to related parties (Note 6)	332,017	275,457

	867,362	653,569

Stockholders’ deficiency
Capital stock (Note 7)
Unlimited authorized common shares, no par value
Issued and outstanding
30 September 2012 – 4 common shares, no par value
30 April 2012 – 4 common shares, no par value	4	4
Cumulative translation adjustment	(20,161)	(12,505)
Deficit, accumulated during the development stage	(847,162)	(636,193)

	(867,319)	(648,694)

	43	4,875

Nature and Continuance of Operations (Note 1), Commitment (Note 9) and Subsequent Event (Note 12)

On behalf of the Board:

/s/ Brian Hammond

Director

Brian Hammond

The accompanying notes are an integral part of these financial statements.

Audited FS-3

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Statements of Loss and Comprehensive Loss

(Expressed in U.S. Dollars)

	For the period from the date of inception on 29 August 2011 to 30 September 2012	For the five month period ended 30 September 2012	For the period from the date of inception on 29 August 2011 to 30 April 2012
	$	$	$
Expenses
Bank charges and interest	11,638	6,933	4,705
Consulting	50,110	17,915	32,195
Editing	1,991	1,991	—
Management fees (Note 6)	248,255	65,690	182,565
Meals and entertainment	8,497	757	7,740
Office and miscellaneous	211,285	86,413	124,872
Professional fees	9,501	5,036	4,465
Translation and scripting	2,488	2,488	—
Travel	278,533	4,835	273,698
Writing	24,864	18,911	5,953

Net loss for the period	(847,162)	(210,969)	(636,193)

Basic and diluted loss per common share		(52,742)	(159,048)

Weighted average number of common shares used in per share calculations		4	4

Comprehensive loss
Net loss for the period	(847,162)	(210,969)	(636,193)
Foreign currency translation adjustment	(20,161)	(7,656)	(12,505)

Total comprehensive loss for the period	(867,323)	(218,625)	(648,698)

Basic and diluted comprehensive loss per common share	(54,656)	(162,175)

 The accompanying notes are an integral part of these financial statements.

Audited FS-4

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Statements of Cash Flows

(Expressed in U.S. Dollars)

	For the period from the date of inception on 29 August 2011 to 30 September 2012	For the five month period ended 30 September 2012	For the period from the date of inception on 29 August 2011 to 30 April 2012
	$	$	$
Cash flows used in operating activities
Net loss for the period	(847,162)	(210,969)	(636,193)
Adjustments to reconcile loss to net cash used by operating activities
Accrued interest	11,483	6,985	4,498
Changes in operating assets and liabilities
Increase in accounts payable and accrued liabilities	313,426	118,883	194,543

	(522,253)	(85,101)	(437,152)

Cash flows from financing activities
Increase in due to related parties	332,017	56,560	275,457
Increase in loans payable	210,436	31,365	179,071
Issuance of common shares	4	4	4

	542,457	87,925	454,532

Effect of exchange rate changes on cash	(20,161)	(7,656)	(12,505)

Increase (decrease) in cash and cash equivalents	43	(4,832)	4,875

Cash and cash equivalents, beginning of period	—	4,875	—

Cash and cash equivalents, end of period	43	43	4,875

Supplemental Disclosures with Respect to Cash Flows (Note 10)

The accompanying notes are an integral part of these financial statements.

Audited FS-5

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Statements of Changes in Stockholders’ Deficiency

(Expressed in U.S. Dollars)

	Number of common shares issued	Capital stock	Cumulative translation adjustment	Deficit, accumulated during the development stage	Stockholders’ deficiency
		$	$	$	$
Balance at 29 August 2011 (inception)	—	—	—	—	—

Share issuance	4	4	—	—	4
Net loss for the period	—	—	—	(636,193)	(636,193)
Cumulative translation adjustment	—	—	(12,505)	—	(12,505)

Balance at 30 April 2012	4	4	(12,505)	(636,193)	(648,694)

Net loss for the period	—	—	—	(210,969)	(210,969)
Cumulative translation adjustment	—	—	(7,656)	—	(7,656)

Balance at 30 September 2012	4	4	(20,161)	(847,162)	(867,319)

The accompanying notes are an integral part of these financial statements.

Audited FS-6

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

1.	Nature and Continuance of Operations

Ilustrato Pictures Ltd. (the “Company”) was incorporated under the laws of the province of British Columbia on 29 August 2011 under the name 0919008 B.C. Ltd. The Company changed its name to Ilustrato Pictures Ltd. on 14 November 2011. The Company’s year-end is 30 April.

The Company was created on 29 August 2011 for the development of feature theatrical films to be financed and distributed domestically by Chinese production companies, and for international release. The Company’s business plan is to earn revenues in China and from worldwide film sales through entertainment mediums such as the movie theatre box-office, DVDs and pay-per-view television channels. The Company will also provide movie pre-production services which include writing original scripts, directing, and educating Chinese film companies on special effects and various film techniques. The Company has made partnerships with various Chinese movie production companies to fund and co-develop featured films in China.

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is a development stage enterprise, as defined in Accounting Standards Codification (the “Codification” or “ASC”) 915-10, “Development Stage Entities”. The Company is devoting all of its present efforts in establishing a new business, and its planned principle operations have not commenced, and accordingly, no revenue has been derived during the organization period.

The Company’s financial statements as at 30 September 2012 and 30 April 2012 and for the five month period ended 30 September 2012 and for the period from the date of inception on 29 August 2011 to 30 April 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss of $210,969 for the five month period ended 30 September 2012 (for the period from the date of inception on 29 August 2011 to 30 April 2012 - $636,193) and has a working capital deficit of $535,302 at 30 September 2012 (30 April 2012 - $373,237).

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 30 April 2013. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favourable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 30 September 2012, the Company had suffered losses from development activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Audited FS-7

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

2.	Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Organizational and start-up costs

Costs of start-up activities, including organizational costs, are expensed as incurred in accordance with ASC 720-15, “Start-Up Costs”.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Segments of an enterprise and related information

ASC 280, “Segment Reporting” establishes guidance for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. ASC 280 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Foreign currency translation

The Company’s functional currency is in the Canadian dollar and the reporting currency is in the U.S. dollar. The financial statements of the Company are translated to U.S. dollars in accordance with ASC 830, “Foreign Currency Matters”. Assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to Other Comprehensive Income. The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with ASC 740, “Income Taxes”, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax losses and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

Comprehensive income (loss)

ASC 220, “Comprehensive Income”, establishes standards for the reporting and disclosure of comprehensive income (loss) and its components in the financial statements. As at 30 September 2012 and 30 April 2012, the Company has items that represent a comprehensive loss and, therefore, has included a schedule of comprehensive loss in the financial statements.

Use of estimates

The preparation of the Company’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Comparative figures

Certain comparative figures have been adjusted to conform to the current period’s presentation.

Audited FS-8

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

3.	Changes in accounting policies

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-12, “Comprehensive Income”. This ASU effectively defers the changes in ASU No. 2011-05, “Presentation of Comprehensive Income” that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. ASU No. 2011-12 should be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning after 15 December 2011. As ASU No. 2011-12 relates only to the presentation of Comprehensive Income, the adoption of this update did not have a material effect on the Company’s financial statements.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income”. This ASU presents an entity with the option to present the total of comprehensive income, the components of net income, and the component of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity (deficiency). The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU No. 2011-05 should be applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning after 15 December 2011. As ASU No. 2011-05 relates only to the presentation of Comprehensive Income, the adoption of this update did not have a material effect on the Company’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement” to amend the accounting and disclosure requirements on fair value measurements. This ASU limits the highest-and-best-use measure to nonfinancial assets, permits certain financial assets and liabilities with offsetting positions in market or counterparty credit risks to be measured at a net basis, and provides guidance on the applicability of premiums and discounts. Additionally, this update expands the disclosure on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as description of the valuation processes and the sensitivity of the fair value to changes in unobservable inputs. ASU No. 2011-04 is to be applied prospectively and is effective during interim and annual periods beginning after 15 December 2011. The adoption of this update did not have a material effect on the Company’s financial statements.

4.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

5.	Loans Payable

	30 September 2012	30 April 2012
	$	$

On 14 October 2011, a director of the Company issued a loan of CAD$25,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management Inc. (“880 Management”) (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $25,415 (30 April 2012 - $25,293) and $1,961 (30 April 2012 - $1,104), respectively.	27,376	26,397

On 10 November 2011, a company controlled by a director of the Company issued a loan of CAD$30,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $30,498 (30 April 2012 - $30,351) and $2,172 (30 April 2012 - $1,144), respectively.	32,670	31,495

Subtotal	60,046	57,892

Audited FS-9

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

	30 September 2012	30 April 2012
	$	$

Balance carried forward	60,046	57,892

On 16 December 2011, a company controlled by a director of the Company issued a loan of CAD$30,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $30,498 (30 April 2012 - $30,351) and $1,932 (30 April 2012 - $905), respectively.	32,430	31,256

On 4 January 2012, a company controlled by a director of the Company issued a loan of CAD$10,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $10,166 (30 April 2012 - $10,117) and $602 (30 April 2012 - $259), respectively.	10,768	10,376

On 31 January 2012, a company controlled by a director of the Company issued a loan of CAD$12,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $12,199 (30 April 2012 - $12,140) and $650 (30 April 2012 - $239), respectively.	12,849	12,379

Subtotal	116,093	111,903

	30 September 2012	30 April 2012
	$	$

Balance carried forward	116,093	111,903

On 14 February 2012, a company controlled by a director of the Company issued a loan of CAD$40,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 20123, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $40,664 (30 April 2012 - $40,468) and $2,041 (30 April 2012 - $674), respectively.	42,705	41,142

On 4 April 2012, a company controlled by a director of the Company issued a loan of CAD$30,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During the period from the date of inception on 29 August 2011 to 30 April 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $30,498 (30 April 2012 - $30,351) and $1,196 (30 April 2012 - $173), respectively.	31,694	30,524

On 14 May 2012, a director of the Company issued a loan of CAD$30,000 to the Company. The loan is unsecured, bears interest at a rate of 8% per annum and is due on demand. During five month period ended 30 September 2012, the debt was assigned to 880 Management (Note 6). The loan payable to 880 Management as at 30 September 2012 consists of principal and accrued interest of $30,498 (30 April 2012 - $Nil) and $929 (30 April 2012 - $Nil), respectively.	31,427	—

	221,919	183,569

Audited FS-10

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

6.	Due to Related Parties and Related Party Transactions

As at 30 September 2012, the amount due to related parties includes $170,888 payable to the President and director of the Company (30 April 2012 – $139,385). This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

As at 30 September 2012, the amount due to related parties includes $161,129 payable to a director of the Company (30 April 2012 – $136,072). This balance is non-interest bearing, unsecured and has no fixed terms of repayment.

During the five month period ended 30 September 2012, management fees of $35,831 (for the period from the date of inception on 29 August 2011 to 30 April 2012 - $88,306) were paid/accrued to the President and director of the Company.

During the five month period ended 30 September 2012, management fees of $29,859 (for the period from the date of inception on 29 August 2011 to 30 April 2012 - $94,259) were paid/accrued to a director of the Company.

During the five month period ended 30 September 2012, a director of the Company issued a loan of CAD$30,000 to the Company that was subsequently assigned to 880 Management, a non-related company (Note 5).

During the period from the date of inception on 29 August 2011 to 30 April 2012, a director of the Company issued a loan of CAD$25,000 to the Company that was subsequently assigned to 880 Management, a non-related company (Note 5).

During the period from the date of inception on 29 August 2011 to 30 April 2012, a company controlled by a director of the Company issued loans totaling CAD$152,000 to the Company that were subsequently assigned to 880 Management, a non-related company (Note 5).

7.	Capital Stock

Authorized

The authorized capital is unlimited common shares with no par value.

Issued and outstanding

The total issued and outstanding capital stock is 4 common shares with no par value.

During the period from the date of inception on 29 August 2011 to 30 April 2012, the Company issued 4 common shares of the Company at $1 per share for a total proceed of $4.

Audited FS-11

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

8.	Income Taxes

Income tax expense differs from the amount that would result from applying the federal income tax rate to earnings before income taxes. These differences result from the following items:

	For the five month period ended 30 September 2012	For the period ended from the date of inception on 29 August 2011 to 30 April 2012
	$	$

Loss before income taxes	(210,969)	(636,193)

Federal income tax rates	13.5%	13.5%

Income tax recovery based on the above rates	(28,481)	(85,886)

Increase (decrease) due to:
Permanent differences	52	522
Change in valuation allowance	28,429	85,364

Income tax expense	—	—

The composition of the Company’s deferred tax assets as at 30 September 2012 and 30 April 2012 are as follows:

	As at 30 September 2012	As at 30 April 2012
	$	$

Net income tax operating loss carryforward	842,914	632,323

Deferred tax assets	113,793	85,364
Less: Valuation allowance	(113,793)	(85,364)

Net deferred tax asset	—	—

The Company has non-capital loss carry-forwards of approximately $842,914 that may be available to offset future taxable income, which, if unutilized will expire as follows:

$

2032	632,323
2033	210,591

842,914

A full valuation allowance has been recorded against the potential deferred tax assets associated with all the loss carry-forwards as their utilization is not considered more likely than not at this time.

Audited FS-12

Ilustrato Pictures Ltd.

(formerly 0919008 B.C. Ltd)

(A Development Stage Company)

Notes to Financial Statements

(Expressed in U.S. Dollars)

30 September 2012

9.	Commitment

On 6 March 2012, the Company entered into an agreement with Beijing Hairun Pictures Co. Ltd., a film financing and production company incorporated and existing under the laws of People’s Republic of China, to co-create and co-develop two feature films for both the domestic Chinese market and the oversee international market.

10.	Supplemental Disclosures with Respect to Cash Flows

	For the period from the date of inception on 29 August 2011 to 30 September 2012 $	For the five month period ended 30 September 2012 $	For the period from the date of inception on 29 August 2011 to 30 April 2012 $
Cash paid during the period for interest	-	-	-
Cash paid during the period for income taxes	-	-	-

During the five month period ended 30 September 2012, the Company accrued interest of $6,985 (for the period from the date of inception on 29 August 2011 to 30 April 2012 - $4,498) related to the loans payable (Note 5).

11.	Financial Instruments

The carrying values of cash and cash equivalents, accounts payable, loans payable and due to related parties approximate their fair values due to the short term maturity and the nature of these financial instruments.

Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company deposits cash and cash equivalents with high credit quality financial institutions as determined by rating agencies.

Interest Rate Risk

The Company has cash balances and interest-bearing debts.  It is management’s opinion that the Company is not exposed to significant interest risk arising from these financial instruments.

Liquidity Risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with its financial liabilities. The Company is reliant upon related parties and loans payable as its sole source of cash. The Company has received financing from related parties in the past; however, there is no assurance that it will be able to do so in the future.

Foreign Currency Risk

The Company is exposed to foreign currency risk by incurring expenditures and holding assets dominated in Canadian dollar. Assuming all other variables remain constant, a 1% change in the Canadian dollar against the U.S. dollar would not result in a significant change to the Company’s operations.

Other Risks

Unless otherwise noted, the Company is not exposed to other risks.

12.	Subsequent Event

There are no reportable events for the period from 1 October 2012 to the date the financial statements were available to be issued on 18 October 2012.

Audited FS-13